[THE RESERVE FUNDS LOGO]

                          CLASS 25 OF THE PRIMARY FUND

                                   PROSPECTUS
                                 JULY 31, 2001

THE RESERVE FUND (the "Trust"), a registered investment company, offers CLASS 25 OF THE PRIMARY FUND (the "Fund"), a no-load money-market fund, in this Prospectus. For investors seeking as high a level of current income as is consistent with preservation of capital and liquidity.

                                ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSIONNOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS.ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

TABLE OF CONTENTS

ABOUT THE FUND
Investment Objective ........................................................  2
Investment Strategies .......................................................  2
Principal Risks of Investing in the Fund ....................................  4
Performance .................................................................  5
Fees & Expenses of the Funds ................................................  6
Fund Management .............................................................  7

YOUR ACCOUNT
How to buy shares ...........................................................  8
How to sell shares ..........................................................  9

ACCOUNT SERVICES ............................................................ 11

DIVIDENDS & TAXES ........................................................... 12

FINANCIAL HIGHLIGHTS ........................................................ 13

QUESTIONS?
Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700
212-401-5940 (facsimile)
Customerservice@reservefunds.com
                                   or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVE-TM-

ABOUT THE FUND

The Fund is designed as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. Class 25 is specifically designed for institutional investors.

The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, as well as, evaluating the credit of issuers, investing in round lots, and safeguarding receipt and delivery of securities.

INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.

INVESTMENT STRATEGIES
The Fund seeks to maintain a stable $1.00 share price. The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Fund is invested in a mix of U.S. dollar denominated money-market securities that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

                                                                  ABOUT THE FUND

PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in instruments issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"), deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, savings and loan associations and savings banks, high-quality domestic and foreign commercial paper as determined by nationally recognized statistical rating organizations, non-rated instruments of comparable quality as determined by the Board of Trustees ("Trustees"), other short-term instruments of similar quality, and instruments fully collateralized by such obligations.

    The Primary Fund will principally invest in obligations of U.S. banking institutions that are insured by the Federal Deposit Insurance Corporation and deposit-type obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars) located in Australia, Canada, Western Europe and Japan and which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets.

    The Fund may invest in repurchase agreements ("repos") but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to the guidelines adopted by the Trustees. Securities subject to repos will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

    The Fund will not concentrate more than 25% of their total assets in the securities of issuers in a single industry, except that the Fund may invest more than 25% of its assets in bank obligations.

    The Fund will at all times as is practicable be invested in accordance with the investment objective and strategies outlined above. However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If the Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

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ABOUT THE FUND

PRINCIPAL RISKS OF INVESTING IN THE FUND.
The following factors could reduce the Fund's income level and/or share price:

- INTEREST RATES. Most of the Fund's performance depends on interest rates. When interest rates fall, the Funds' yields will typically fall as well.

- A FUND IS NOT FDIC-INSURED. The Fund is money-market fund which is a specific type of fund that seeks to maintain a $1.00 price per share. An investment in the Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. However, the Fund has maintained a constant share price since inception, and will strive to continue to do so.

- THE FUND'S YIELD WILL VARY as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with varying interest rates.

- CERTAIN PORTFOLIO HOLDINGS. The Fund is subject to the risks associated with the market in general, as well as the types of securities held. Repos could involve risks in the event of a default of the repo counterparty, including possible delays, losses or restrictions upon a Fund's ability to dispose of the underlying securities. As to the Primary Fund, the risks are generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Further, as to the Primary Fund, Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

- CREDIT QUALITY. Overall, a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

- NON-DIVERSIFICATION. The Fund is non-diversified; therefore, performance is more dependent upon a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of a Fund more than it would in a diversified portfolio.

- MONEY-MARKET FUNDS V. EQUITY INVESTMENTS. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments, which entail higher levels of risk.

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                                                                  ABOUT THE FUND

PERFORMANCE
The bar charts below show the Fund's - Class R annual returns for the past ten years or since the first calendar year since inception, together with the best and worst quarters. The annual returns of the other classes (8, 15, 25, 35, 45, Treasurer's Trust and 75) will differ only to the extent that the classes do not have the same expenses. The accompanying "Average Annual Total Returns as of December 31, 2000" table gives some indication of risk of an investment in the Fund. The tables assume reinvestment of dividends and distributions, if any. As with all mutual funds, the past is not a prediction of the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for Interstate Tax-Exempt Fund Class R

91   4.15%
92   2.59%
93   1.73%
94   2.05%
95   3.07%
96   2.61%
97   2.78%
98   2.68%
99   2.39%
00   3.16%

CALENDAR YEARS ENDED DECEMBER 31
QUARTERLY RETURNS: Best Quarter: 1Q 1991 1.07% Worst Quarter: 1Q 1994 0.37% Most Recent Calendar Quarter: 2Q 2001 0.59%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
1 YEAR                                                5 YEARS  10 YEARS
3.16%                                                   2.72%     2.72%

            For the Fund's current yields, call toll-free (800) 637-1700 or visit our web site at WWW.RESERVEFUNDS.COM.

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ABOUT THE FUND

FEES & EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

FEE TABLE
SHAREHOLDER FEES*                        None
(Fees paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES FOR THE FUND
(Expenses are deducted from Fund assets)

                                  CLASS 25
                                  --------
Comprehensive Management Fee **      0.25%
12b-1 Fees                           0.00
                                   ------
Total Operating Expenses             0.25%
                                   ======

------------

(*) The Fund will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class 25 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Shareholders may be subject to administrative fees for redemption by wire or checks. There will be a fee of $100 for all redemption checks less than $100,000 and a fee of $100 on all wire redemptions less than $100,000.
(**) Comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share.

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                                                                  ABOUT THE FUND

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table.

    This example uses the same assumptions other funds use in their prospectuses. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The costs would be the same whether you stayed in a Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

                      ONE YEAR  3 YEARS  5 YEARS  10 YEARS
                      --------  -------  -------  --------
Class 25                $26       $80     $141      $318

FUND MANAGEMENT
THE INVESTMENT ADVISER FOR THE RESERVE FUNDS is Reserve Management
Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. Since November 15, 1971, RMCI and its affiliates have provided investment advice to other mutual funds within the Reserve family of funds which as of May 31, 2001, had over $9.6 billion in assets under management.

    RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. Presently, under the terms of the Investment Management Agreements with the Fund, RMCI is paid a comprehensive management fee. The comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and fees of the disinterested Trustees, for which the Fund it pays its direct or allocated share. The Funds pay RMCI a comprehensive management fee of 0.25% per year of the average daily net assets of the Fund.

    For the fiscal year ended May 31, 2001, the Primary Fund paid RMCI an aggregate fee of $43,939,149.

THE FUNDS' DISTRIBUTORS are Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701 and GAM Services, Inc. ("GAM"), 135 East 7th Street, New York, NY 10022.

    The Fund has adopted a Rule 12b-1 Plan which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of the Fund's average net assets. Currently, only Class 75 and Class R participate in the Plan. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

HOW TO BUY SHARES.
SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The Fund uses the amortized cost method of valuing its securities which does not take into account unrealized gains or losses. This is a standard calculation. The NAV is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time). However, NAV is not calculated and purchase orders are not accepted on days the Exchange is closed for holidays (New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on regional bank holidays (Columbus Day and Veteran's Day). Your order will be priced at the next NAV calculated after your order is accepted (i.e., converted to federal funds) by the Fund.

MINIMUM INITIAL INVESTMENT

 REGULAR ACCOUNTS       -    $10 million for Class 25

SUBSEQUENT INVESTMENT REQUIREMENTS

 REGULAR ACCOUNTS       -    None for Class 25

HOW TO PURCHASE

                    BY WIRE. Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

                    THIRD PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

  ALL INVESTMENTS MUST BE IN U.S. DOLLARS. THIRD PARTY, FOREIGN AND TRAVELERS CHECKS, AS WELL AS CASH INVESTMENTS WILL NOT BE ACCEPTED. PURCHASE ORDERS ARE
   NOT ACCEPTED ON DAYS THE EXCHANGE IS CLOSED FOR TRADING AND REGIONAL BANK
                                   HOLIDAYS.

When purchasing shares, please keep in mind:
    - All wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and the Fund you wish to invest in, all money will be invested in the U.S. Government Fund under the sender's name until the correct information can be determined.
    - Only federal funds wires are eligible for entry as of the business day received.
    - For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 3:00 PM (Eastern Time) of the amount to be transmitted and the account to be credited.

                                                                    YOUR ACCOUNT

HOW TO SELL SHARES. Investors may sell (redeem) shares at any time. Shares will be sold at the NAV next determined after the redemption request is received by a Fund. The Fund usually transmits payments the same day when requests are received before 3:00 PM (Eastern time) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your request. You may sell shares by calling the Funds or with a letter of instruction. A shareholder will be subject to administrative fees for redemption by check or wire. There will be a fee of $100 for all redemption checks less than $100,000 and a fee of $100 on all wire redemptions less than $100,000. The Fund assumes no responsibility for delays in the receipt of wired or mailed funds.

TELEPHONE REQUESTS. You may redeem by calling the Fund at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with the signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

WRITTEN REQUESTS. When writing a letter of instruction, please include the name(s) and signature(s) of all account holders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to redeem, and how and where to send the proceeds. If you are redeeming your IRA, please call for the applicable withholding requirements.

SIGNATURES GUARANTEED. The following situations require written instructions along with signatures guaranteed.

    (1) redemptions for more than $10,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

    (2) redemptions on accounts whose address has been changed within the past 30 days; or

    (3) redemption requests to be sent to someone other than the account owner or the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud by reducing the risk of loss. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/ dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances, the Funds will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class 25 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Some Firms may establish variations of minimum balances and fee amounts, if those variations are approved by the Funds.

YOUR ACCOUNT

THE FUND RESERVES CERTAIN RIGHTS.
The Fund reserves the right to make a "redemption in kind", (payment in portfolio securities rather than cash), without notice, if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). Further, the Fund reserves the right to:
    -  refuse any purchase or exchange request,
    -  change or discontinue its exchange privilege,
    -  change its minimum investment amounts,
    - to liquidate an account without notice and remit the proceeds, if an account becomes burdensome within the Funds' discretion,
    - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and
    - to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption checks or shareholder checks, copies of statements and special research services.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

ACCOUNT STATEMENTS. Shareholders are advised to retain all account statements. You must notify us no later than sixty (60) days after Reserve sent you the statement on which a problem or error first appeared.

SHAREHOLDER COMMUNICATIONS. The Fund will not send duplicate shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address, unless instructed to the contrary by you.

ACCOUNT SERVICES

EXCHANGE PRIVILEGE. Investors can exchange all or some of the shares offered for shares in other Reserve money market and equity funds. Investors can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (provided they are available). There is currently no fee for exchanges; however, some customers who exchange shares of the Primary Fund for a non-Reserve Fund may be charged a sales load if a sales load applies.

RESERVE EASY ACCESS AND ON-LINE ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity through On-Line Access for the previous six months on the Internet at www.reservefunds.com. You must call The Reserve Funds to activate the Internet access.

                                                               DIVIDENDS & TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the tax consequences of the purchase, ownership or disposition of Fund shares. Any tax liabilities generated by your transactions are your responsibility. Further, the applicable tax laws which affect the Funds and their shareholders are subject to change and may be retroactive.

The Fund intends to maintain their regulated investment company status for federal income tax purposes, so that they will not be liable for federal income taxes to the extent their taxable income and net capital gains are distributed. However, it is possible that events could occur which could cause the Fund to incur some U.S. taxes. Dividends and distributions are taxable to most shareholders as ordinary income (unless an investment is in an IRA or other tax-advantaged account) in the tax year they are declared. The tax status of any distribution is the same regardless of how long an investor has been in a fund and whether distributions are reinvested or taken in cash. The tax status of dividends and distributions will be detailed in an annual tax statement from the Funds.

On each day the Exchange is open, the Fund declares dividends of all of its daily net investment income (and net short-term capital gains, if any) to shareholders. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has elected in writing or on the Account Application to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.

BACKUP WITHHOLDING. As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 31% of all taxable distributions payable to certain shareholders who fail to provide a Fund with their correct taxpayer identification number ("TIN") or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. However, effective August 6, 2001 through December 31, 2001 the rate will be 30.5% and thereafter for amounts paid during 2002, the rate will be reduced to 30%. Special rules apply for certain accounts. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Shareholders should be aware that a Fund may be fined $50 annually by the IRS for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

FINANCIAL HIGHLIGHTS

     Contained below is per share operating performance data for a share of beneficial interest outstanding of each Fund for the periods as indicated. Class designations were added to the Funds effective April 9, 2001. All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R. "Total Return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling 800-637-1700.

                                                                                   CLASS R
                                                                          FISCAL YEAR ENDED MAY 31,
                                                               ------------------------------------------------
                                                                 2001      2000      1999      1998      1997
                                                                 ----      ----      ----      ----      ----
 PRIMARY FUND
 ----------------------------------------------
 Net asset value beginning of year...........................  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                                                               --------  --------  --------  --------  --------
 Net investment income from investment operations............     .0511     .0492     .0438     .0483     .0457
 Less dividends from net investment income...................    (.0511)   (.0492)   (.0438)   (.0483)   (.0457)
                                                               --------  --------  --------  --------  --------
 Net asset value end of year.................................  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                                                               ========  ========  ========  ========  ========
 Total Return................................................     5.29%     4.92%     4.38%     4.83%     4.57%
 RATIOS/SUPPLEMENTAL DATA
 ----------------------------------------------
 Net assets end of year (millions)...........................  $6,241.8  $4,355.9  $3,330.1  $2,707.6  $2,104.1
 Ratio of expenses to average net assets.....................     1.00%     1.00%     1.00%      .94%      .98%
 Ratio of net investment income to average net assets........     5.11%     4.74%     4.26%     4.71%     4.47%

                                                                   CLASS 75     TREASURER'S TRUST     CLASS 45        CLASS 25
                                                                    PERIOD           PERIOD            PERIOD          PERIOD
                                                                ENDED MAY 31,     ENDED MAY 31,    ENDED MAY 31,   ENDED MAY 31,
                                                                   2001(A)           2001(A)          2001(A)         2001(A)
                                                                   -------           -------          -------         -------

 PRIMARY FUND
 ------------------------------------------
 Net asset value beginning of period..........................     $1.0000           $1.0000          $1.0000         $1.0000
                                                                   -------           -------          -------         -------
 Net investment income from investment operations.............       .0003             .0003            .0004           .0004
 Less dividends from net investment income....................      (.0003)           (.0003)          (.0004)         (.0004)
                                                                   -------           -------          -------         -------
 Net asset value end of period................................     $1.0000           $1.0000          $1.0000         $1.0000
                                                                   =======           =======          =======         =======
 Total Return.................................................       0.03%             0.03%            0.04%           0.04%
 RATIOS/SUPPLEMENTAL DATA
 ------------------------------------------
 Net assets end of period (millions)..........................     $  34.7           $ 224.5          $   7.4         $ 442.0
 Ratio of expenses to average net assets (b)..................        0.75%             0.60%            0.45%           0.25%
 Ratio of net investment income to average net assets (b).....        3.97%             4.12%            4.27%           4.47%

---------------------

(a)  From May 29, 2001 (Commencement of Class) to May 31, 2001.
(b)  Annualized.

                                ---------------

FINANCIAL HIGHLIGHTS

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                ---------------

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This Prospectus contains the information about The Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in the Fund, describe Fund performance, include financial statements for the Fund, and discuss market conditions and strategies that significantly affected the Fund's performance.

These documents may be obtained without charge by writing or calling The Reserve Funds at 800-637-1700. You can download the documents from the Edgar database of the SEC's web site (http:// www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or by electronic mail request at publicinfo@sec.gov or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

 INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

[THE RESERVE FUNDS LOGO]
1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700--www.reservefunds.com

Distributor--Resrv Partners, Inc.
RF/HRBFA25_R/07/2001

SEC File Number
The Reserve Fund
811-2033

      [THE RESERVE FUNDS LOGO]

      PRIMARY FUND -- CLASS 25

      PROSPECTUS
      JULY 31, 2001